Exhibit 99.3

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
August 31, 1999



        Expected B Maturity                         11/15/01


        Blended Coupon                               5.5467%



        Excess Protection Level
          3 Month Average   5.62%
          August, 1999   5.88%
          July, 1999   5.88%
          June, 1999   5.08%


        Cash Yield                                  18.20%


        Investor Charge Offs                         4.78%


        Base Rate                                    7.55%


        Over 30 Day Delinquency                      4.81%


        Seller's Interest                            7.19%


        Total Payment Rate                          14.37%


        Total Principal Balance                     $ 46,158,397,644.87


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 3,316,578,126.38